UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2014

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32162	80-0067704
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

At separate special meetings of stockholders held on January 24, 2014, the pending merger between Corporate Property Associates® 16 – Global Incorporated (“CPA®:16 – Global”) and a merger subsidiary of W. P. Carey Inc. (“W. P. Carey”) was approved by the requisite vote of each company’s stockholders.

As of the November 29, 2013 record date for CPA®:16 – Global’s special meeting, there were approximately 168,005,494 shares of CPA®:16 – Global common stock outstanding and entitled to vote at the special meeting.  Set forth below are the final voting results from CPA®:16 – Global’s special meeting:

1.                  To consider and vote upon a proposal to approve the transactions described in the Agreement and Plan of Merger by and among CPA®:16 – Global, W. P. Carey, WPC REIT Merger Sub Inc., and the other parties thereto, and the other transactions contemplated thereby.

For	Against	Abstain

97,427,534	1,274,391	2,900,723

The merger proposal was approved.

2.                  To transact such other business as may properly come before CPA®:16 – Global’s special meeting or any adjournments or postponements therof.

For	Against	Abstain

131,518,132	2,271,569	6,042,241

This  proposal was approved.

Item 7.01              Regulation FD Disclosure.

On January 27, 2014, W. P. Carey issued a press release announcing the results of its special meeting of stockholders and providing its guidance related to W. P. Carey’s expectations regarding Adjusted Funds From Operation for 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and the foregoing description is qualified by the complete press release, which is incorporated herein by reference.

Starting on January 27, 2014, Trevor P. Bond, President and CEO of W. P. Carey, along with other key members of the senior management team, will be conducting meetings with investors, analysts and others.  During these meetings, W. P. Carey will present the slides attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into W. P. Carey’s filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by W. P. Carey Inc., dated January 27, 2014

99.2	Presentation by W. P. Carey Inc., dated January 27, 2014

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding intent, belief or expectations of CPA®:16 – Global and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed merger with a merger subsidiary of W. P. Carey (the “Merger”), the financial position and capitalization of the combined company and the expected timing of completion of the proposed Merger.  These statements are based on current expectations and it is important to note that actual results could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Discussions of some of these important factors and assumptions are contained in W. P. Carey’s and CPA®:16 – Global’s respective filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent quarterly reports on Form 10-Q. These risks, as well as other risks associated with the proposed Merger, are fully discussed in the Joint Proxy Statement / Prospectus that is included in the Registration Statement on Form S-4 that W. P. Carey filed with the SEC in connection with the proposed Merger on October 1, 2013, as amended (the “Joint Proxy Statement / Prospectus”).  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey and CPA®:16 – Global do not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of the Joint Proxy Statement / Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY DOCUMENTS INCORPORATED INTO IT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 – GLOBAL AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (www.wpcarey.com) or by accessing CPA®:16 – Global’s website (www.cpa16global.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 – Global, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement / Prospectus and other relevant materials as filed with the SEC on October 1, 2013, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 16 – Global Incorporated

Date: January 27, 2014	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by W. P. Carey Inc., dated January 27, 2014

99.2	Presentation by W. P. Carey Inc., dated January 27, 2014